UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported) October 19, 2004

DDS TECHNOLOGIES USA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	1-15547	13-4253546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 East Palmetto Park Road, Suite 510 Boca Raton, Florida 33432
(Address of principal executive office)

Registrant’s telephone number, including area code    (561) 750-4450

Item 1.01.        Entry into a Material Definitive Agreement.

The Company previously entered into a Memorandum of Understanding, dated July 31, 2004, with Umberto Manola (“Manola”), Haras Engineering Corp. (“HEC”), High Speed Fragmentation B.V. (“HSF”), and Intel Trust S.A. (“Intel”) and an Amended and Restated Memorandum of Understanding, dated as of July 31, 2004 with HEC, HSF, Intel, Giancarlo Lo Fiego (“Lo Fiego”) and Adriano Zapparoli (“Zapparoli”). Copies of the Memorandum of Understanding and the Amended and Restated Memorandum of Understanding were attached as Exhibits 10.1 to the Current Reports on Form 8-K filed on August 19, 2004 and August 4, 2004, respectively.

Pursuant to the Memorandum of Understanding, on September 23, 2004 the Company entered into (i) a Mutual Release with Manola, each releasing all claims he or it had against the other, a copy of which is attached to this Current Report filed on Form 8-K as Exhibit 10.1, and (ii) a Deed of Sale with HSF and Manola transferring ownership of two prototype machines from Manola and HSF to the Company, a copy of which is attached to this Current Report filed on Form 8-K as Exhibit 10.2.

Pursuant to the Amended and Restated Memorandum of Understanding, on September 23, 2004 the Company entered into (i) a Mutual Release with HEC, HSF, Intel, Lo Fiego and Zapparoli, each releasing all claims he or it had against the other, a copy of which is attached to this Current Report filed on Form 8-K as Exhibit 10.3, (ii) a Standstill Agreement with HSF, pursuant to which, among other things, HSF agreed not to transfer any of its shares of the Company’s stock prior to September 23, 2005 and not to take certain actions with respect to the control of the Company prior to September 23, 2007 without the consent of the Company’s Board of Directors, a copy of which is attached to this Current Report filed on Form 8-K as Exhibit 10.4 and (iii) a Technology License Agreement with HSF pursuant to which the Company granted a non-exclusive license for its dry disaggregation technology to HSF, a copy of which is attached to this Current Report filed on Form 8-K as Exhibit 10.5.

On October 19, 2004, the Company filed a Notice of Voluntary Dismissal, voluntarily dismissing its pending suit against Manola, HEC, HSF, Intel, Lo Fiego and Erich Stanchich filed in The United States District Court for the Southern District of Florida, case number 04-80695-CIV-Middlebrooks/Johnson. A copy of the Notice of Voluntary Dismissal is attached to this Current Report filed on Form 8-K as Exhibit 10.6.

Following the assignment to the Company of the patents for the Company’s dry disaggregation technology, copies of which were attached as Exhibits 10.2-10.5 to the Company’s Current Report on Form 8-K as filed on August 19, 2004, the Company filed the assignments with the United States Patent and Trademark Office. The Company also plans to file the assignments in the corresponding offices in the foreign jurisdictions where the patents have been applied for or obtained.

 Initial work on the production version of the Company’s dry disaggregation machine by the Company’s consulting engineers has revealed that it does not fully disaggregate organic material to the extent that a prototype research machine does, and therefore requires additional development work. However, the production version does micronize very effectively to particle sizes of between 1 and 5 microns which provides application opportunities and commercial potential in a number of industries.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At a meeting of the Company’s Board of Directors held on October 26, 2004, the Board of Directors approved a recommendation from the Nominating Committee and appointed Mr. Charles Kuoni to serve as a Director of the Company.

Item 8.01.        Other Events.

 The Company previously entered into a Pre-Formation Agreement with Xethanol Corporation (“Xethanol”), a company involved in the biomass waste-to-ethanol industry. In May 2004 the Company delivered one of its dry disaggregation machines to Xethanol's plant in Iowa, for testing. The Company subsequently delivered to Xethanol a notice of termination with respect to the Pre-Formation Agreement and demanded a return of its machine. Xethanol refused to return the machine.

 On October 22, 2004, the Company filed a Verified Complaint for injunctive relief in the United States District Court for the Northern District of Iowa against Xethanol, Xethanol-One, LLC (“X-One”), Permeate Refining, Inc. (“Permeate”), Charles d’Arnaud Taylor (Xethanol’s President), Jeffrey Langberg (an advisor to Taylor) and Robert Lehman (Permeate’s General Manager). The Verified Complaint seeks the entry of an order prohibiting the defendants - Xethanol, X-One, Permeate, Taylor, Langberg and Lehman - from: (A) preventing the Company from taking immediate possession of its disaggregation system, which was temporarily located on Permeate’s premises in Hopkinton, Iowa (the “DDS System”); (B) pirating or reverse engineering the technology contained in and exemplified by the DDS System; (C) disclosing or revealing to a third party the technology contained in and exemplified by the DDS System; (D) altering, modifying, wasting or damaging the DDS System; or (E) attempting to pledge, sell or dispose of the DDS System.

 This lawsuit is at an early stage, in that the time within which the defendants may respond to it has not expired. The Company intends to vigorously prosecute this lawsuit. The lawsuit alleges the Defendants’ continued detention of the DDS System is producing irreparable injury to the Company by depriving it of a unique product on which the Company may perform tests and adjustments, and which the Company could display to potential customers. Consistent with its intention to vigorously prosecute this lawsuit, the Company has asked the district attorney in Delaware County, Iowa, to pursue criminal charges against any and all persons as to whom it may be appropriate.

 Proceeding under the Pre-Formation Agreement, which the Company believes, is essentially an agreement to agree, Xethanol and an entity it created and controls - DDS-Xethanol, LLC (the “LLC”) - filed a petition for arbitration with the American Arbitration Association (the “AAA”) in late October 2004. The petition seeks money damages for breach of contract, tortuous interference with a contract, fraud, and declaratory judgment.

 The Company believes that the petition for arbitration is groundless. On November 3, 2004, the Company filed a response opposing Xethanol’s arbitration petition. The Company’s response contains defenses and affirmative defenses, and sets out counterclaims for replevin, conversion and declaratory judgment.

 The AAA arbitration proceeding is also at an early stage. The parties have not conducted any discovery, and the arbitration panel has not been selected.

Item 9.01.        Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

10.1	Mutual Release between the Company and Umberto Manola.
10.2	Deed of Sale among the Company, Umberto Manola and High Speed Fragmentation B.V.
10.3	Mutual Release among the Company, Haras Engineering Corp., High Speed Fragmentation B.V., Intel Trust S.A., Giancarlo Lo Fiego and Adriano Zapparoli.
10.4	Standstill Agreement between the Company and High Speed Fragmentation B.V.
10.5	Technology License Agreement between the Company and High Speed Fragmentation B.V.
10.6	Notice of Voluntary Dismissal filed by the Company in The United States District Court for the Southern District of Florida with respect to case number 04-80695-CIV-Middlebrooks/Johnson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDS TECHNOLOGIES USA, INC.

Date: November 5, 2004	By:	/s/
Name: Spencer L. Sterling
Title: President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Exhibit Title
10.1	Mutual Release between the Company and Umberto Manola.
10.2	Deed of Sale among the Company, Umberto Manola and High Speed Fragmentation B.V.
10.3	Mutual Release among the Company, Haras Engineering Corp., High Speed Fragmentation B.V., Intel Trust S.A., Giancarlo Lo Fiego and Adriano Zapparoli.
10.4	Standstill Agreement between the Company and High Speed Fragmentation B.V.
10.5	Technology License Agreement between the Company and High Speed Fragmentation B.V.
10.6	Notice of Voluntary Dismissal filed by the Company in The United States District Court for the Southern District of Florida with respect to case number 04-80695-CIV-Middlebrooks/Johnson.